POWER OF ATTORNEY
                                -----------------


          KNOW ALL MEN BY THESE PRESENTS, that Jack Africk constitutes and appoints each of Alfred Carfora and David H. Bernstein with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and/or Officer of Duty Free International, Inc. (the Company), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                                      /s/ Jack Africk
                                                      ---------------
                                                          Jack Africk

STATE OF Maryland
                                       ss
CITY/COUNTY OF Anne Arundel


          I HEREBY CERTIFY that on this 24th day of March, 1997, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                                      /s/ Gregory George King
                                                      -----------------------

                                                          Notary Public





My Commission Expires: 10/3/98

                                POWER OF ATTORNEY
                                -----------------


          KNOW ALL MEN BY THESE PRESENTS, that David H. Bernstein constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and/or Officer of Duty Free International, Inc. (the Company), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                                      /s/ David H. Bernstein
                                                      ----------------------
                                                          David H. Bernstein

STATE OF Maryland
                                       ss
CITY/COUNTY OF Anne Arundel


          I HEREBY CERTIFY that on this 24th day of March, 1997, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                                      /s/ Gregory George King
                                                      -----------------------
                                                      Notary Public





My Commission Expires: 10/3/97

                                POWER OF ATTORNEY
                                -----------------


          KNOW ALL MEN BY THESE PRESENTS, that John A. Couri constitutes and appoints each of Alfred Carfora and David H. Bernstein with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and/or Officer of Duty Free International, Inc. (the Company), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                                      /s/ John A. Couri
                                                      -----------------
                                                          John A. Couri

STATE OF Maryland
                                       ss
CITY/COUNTY OF Anne Arundel


          I HEREBY CERTIFY that on this 24th day of March, 1997, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                                      /s/ Gregory George King
                                                      -----------------------
                                                          Notary Public





My Commission Expires: 10/3/97

                                POWER OF ATTORNEY
                                -----------------


          KNOW ALL MEN BY THESE PRESENTS, that Carl Reimerdes constitutes and appoints each of Alfred Carfora and David H. Bernstein with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and/or Officer of Duty Free International, Inc. (the Company), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                                      /s/ Carl Reimerdes
                                                      ------------------
                                                          Carl Reimerdes

STATE OF New York                                          ss

CITY/COUNTY OF Nassau


          I HEREBY CERTIFY that on this 25th day of March, 1997, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                                /s/ Lois L. Kouroumousis
                                                ------------------------
                                                    Notary Public

                                                Lois L. Kouroumousis
                                                Notary Public, State of New York
                                                    No. 30-4776471
                                                Qualified in Nassau County


My Commission Expires: 1/31/98

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that Susan H.Stackhouse constitutes and appoints each of Alfred Carfora and David H. Bernstein with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and/or Officer of Duty Free International, Inc. (the Company), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                                      /s/ Susan H. Stackhouse
                                                      -----------------------
                                                          Susan H. Stackhouse

STATE OF Florida
                                       ss
CITY/COUNTY OF Orange


          I HEREBY CERTIFY that on this 4th day of April, 1997, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                                      /s/ Mary Lou Donnelly
                                                      ---------------------
                                                          Notary Public
                                                          Commission #CC 515469




My Commission Expires: 12/4/99

                                POWER OF ATTORNEY
                                -----------------


          KNOW ALL MEN BY THESE PRESENTS, that Stephen M. Waters constitutes and appoints each of Alfred Carfora and David H. Bernstein with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and/or Officer of Duty Free International, Inc. (the Company), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                                      /s/ Stephen M. Waters
                                                      ---------------------
                                                          Stephen M. Waters

STATE OF New York                                       ss

CITY/COUNTY OF New York


          I HEREBY CERTIFY that on this 31st day of March, 1997, before me, the subscriber, personally appeared Jack Africk who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                                     /s/ Debra Ann Dalbora
                                                     ---------------------
                                                         Notary Public





My Commission Expires: 6/30/98

                                POWER OF ATTORNEY
                                -----------------


          KNOW ALL MEN BY THESE PRESENTS, that Lowell P. Weicker, Jr. constitutes and appoints each of Alfred Carfora and John A. Couri with full power of substitution, or either one of them, acting severally, the true and lawful agents and attorneys-in-fact (the "Attorneys") of the undersigned, with full power and authority in said Attorneys, to sign in my name and on my behalf as a Director and/or Officer of Duty Free International, Inc. (the Company), an Annual Report on Form 10-K, and any and all Amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. I hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, pursuant to the authority herein conferred.


                                                      /s/ Lowell P. Weicker, Jr.
                                                      --------------------------
                                                          Lowell P. Weicker, Jr.

STATE OF Virginia
                                       ss
CITY/COUNTY OF Alexandria


          I HEREBY CERTIFY that on this 3rd day of March, 1997, before me, the subscriber, personally appeared Lowell P. Weicker, Jr. who made oath in due form of law that the matters and facts stated herein are true to the best of his knowledge, information and belief.


                                                      /s/ Marcella Stanfar
                                                      --------------------
                                                          Notary Public





My Commission Expires: 1/31/2001